First Commerce Corporation

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. SECTION 1350

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of First Commerce Corporation certifies that the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: May 13, 2003                   /s/ Wesley W. Sturges
                                    -------------------------------------
                                    Wesley W. Sturges
                                    Chief Executive Officer and President

Dated: May 13, 2003                  /s/ David E. Keul
                                    -------------------------------------
                                    David E. Keul
                                    Chief Financial Officer and Senior
                                    Vice President